                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): October 25, 2000


                                  iVillage Inc.
        -----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



     Delaware                     000-25469                     13-3845162
------------------          --------------------         -----------------------
 (State or other              (Commission File                (IRS Employer
 jurisdiction of                  Number)                  Identification No.)
  organization)





512 Seventh Avenue, New York, New York                             10018
------------------------------------------                    --------------
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code: (212) 206-3100



        -----------------------------------------------------------------
          (Former name or former address if changed since last report)

Item 5.  Other Events

         On October 25, 2000, iVillage Inc. ("iVillage") issued a press release announcing its financial results for the three and nine-month periods ended September 30, 2000. A copy of iVillage's press release announcing these financial results is attached as Exhibit 99.1 hereto and is incorporated by reference into this Report.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Exhibits

              99.1 Press Release dated October 25, 2000 regarding iVillage Inc.'s announcement of its financial results for the three and nine-month periods ended September 30, 2000.

                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                              iVillage Inc.
                                              (Registrant)

         Date: October 26, 2000           By: /s/ Scott Levine
                                              ----------------------------------
                                              Scott Levine
                                              Senior Vice President, Finance and
                                              Acting Chief Financial Officer

                                  EXHIBIT INDEX


Exhibits
--------
99.1 Press Release dated October 25, 2000 regarding iVillage Inc.'s announcement of its financial results for the three and nine-month periods ended September 30, 2000.